EXHIBIT 10.9

AMENDMENT TO THE

REGIONS FINANCIAL CORPORATION

DIRECTORS’ DEFERRED STOCK INVESTMENT PLAN

This amendment to the Regions Financial Corporation Directors’ Deferred Stock Investment Plan (the “Plan”) is made and executed effective as of May 1, 2007 (the “Effective Date”). The purpose of this amendment is to eliminate the Company Contribution set forth in Article IV and mentioned in various sections of the Plan for Director’s Fees earned on or after May 1, 2007.

The Plan is hereby amended as follows:

1.

Article IV is hereby amended by adding the following to the end of said Article:

Notwithstanding the above, there shall be no Company contributions for Director’s Fees earned on or after May 1, 2007.

2.

Article XX is hereby amended by deleting in its entirety the third paragraph of such Article and replacing it as follows:

Effective May 1, 2007, there will be no Company contributions for Director’s Fees earned on or after May 1, 2007.

IN WITNESS WHEREOF, Regions Financial Corporation has caused this Amendment to be executed on this 14th day of May 2007, by its duly authorized officer, to be effective as provided above.

REGIONS FINANCIAL CORPORATINON

By:	/S/ DAVID B. EDMONDS
David B. Edmonds
Its:	Senior Executive Vice President
Human Resources Group